ASA LIMITED

                                  PADDOCK VIEW
                               36 WIERDA ROAD WEST
                           SANDTON 2196, SOUTH AFRICA

                                   ----------

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

                                   ----------

     NOTICE IS HEREBY GIVEN that the Annual General Meeting (the Meeting) of Shareholders of ASA Limited (the Company) will be held on Friday, February 6, 2004, at 10:00 A.M., New York City time, at the UBS building, 1285 Avenue of the Americas, 14th Floor, New York, NY, USA, for the purpose of considering and acting upon the following business:

         1. To elect the Company's Board of Directors.

         2. To ratify the selection of Ernst & Young LLP and Ernst & Young, Johannesburg, South Africa as the Company's independent public accountants for the fiscal year ending November 30, 2004.

         3. To receive and consider the Annual Report of the Company for the fiscal year ended November 30, 2003, including financial statements.

         4. Such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on January 30, 2004 as the record date for the determination of the shareholders of the Company entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

                                        Robert J.A. Irwin
                                           Chairman of the Board and Treasurer
December 30, 2003

     Each shareholder entitled to attend and vote at the Meeting is entitled to appoint one or more proxies, who need not be shareholders, to attend the Meeting and to vote and speak on his or her behalf. It is important that your shares be represented at the Meeting in person or by proxy; whether or not you expect to attend the Meeting, please date, sign and indicate voting instructions on the accompanying proxy form and mail it promptly in the enclosed addressed envelope. Any shareholder who submits a completed proxy form is entitled to attend the Meeting and to vote in person, should that shareholder decide to do so.

                                 PROXY STATEMENT

                                   ----------

                     SOLICITATION AND REVOCATION OF PROXIES

     The enclosed proxy form is solicited by the Board of Directors of ASA Limited (the Company) for use at the Annual General Meeting of the Company's shareholders (the Meeting) to be held on February 6, 2004. The proxy form may be revoked by the shareholder at any given time prior to its use at the Meeting by an instrument in writing delivered to the United States Secretary, c/o LGN Associates, P.O. Box 269, 140 Columbia Turnpike, Florham Park, N.J. 07932 or delivered to him at the Meeting.

     The expense of preparing, assembling, printing and mailing the form of proxy and the material used for the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by use of the mails, the Company will retain D.F. King & Co., Inc., New York, N.Y. to aid in the solicitation of proxies. Such solicitation will be by mail and telephone. For these services the Company will pay D.F. King & Co., Inc. a fee of $13,000, plus reimbursement of its out-of-pocket expenses. The Company will also reimburse brokers, nominees and fiduciaries who are record owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of such shares. The approximate mailing date of the proxy statement and form of the proxy will be December 30, 2003.

                              VOTING AT THE MEETING

     Only shareholders of record at the close of business on January 30, 2004 will be entitled to vote except that a person who at least 48 hours before the Meeting satisfies the directors that he has the right to transfer shares into his name in consequence of the death or bankruptcy of any shareholder of record shall be entitled to vote such shares. Proof of any such right should be presented to the United States Secretary, c/o LGN Associates, P.O. Box 269, 140 Columbia Turnpike, Florham Park, N.J. 07932. There are 9,600,000 shares of the Company outstanding, each of which is entitled to one vote. Each valid proxy received in time will be voted at the Meeting in accordance with the instructions on the proxy form. If no instructions are indicated and the shareholder does not appoint his own proxy, the proxies appointed by the Company's Board of Directors and named in the enclosed proxy form will vote in favor of each proposal. If no instructions are indicated, and the shareholder appoints his own proxy, the proxy may vote as he/she thinks fit.

     The Company does not know of any beneficial owner of more than five percent of the Company's outstanding shares.

     The Annual Report of the Company for the fiscal year ended November 30, 2003, including financial statements, accompanies this proxy statement and will also be mailed to each person who becomes a registered shareholder of the Company on or before January 30, 2004.

                           QUORUM AND REQUIRED VOTING

     The South African Companies Act No. 61 of 1973 (the Companies Act) and the Company's organizational documents require that three shareholders entitled to vote at the Meeting be present personally or if the shareholder is a body corporate, represented, to constitute a quorum. Thus the Meeting cannot take place on its scheduled date if three such shareholders are not present personally or represented, as the case may be. If, within half an hour from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned to the same day the next week at the same time and place, or to such other day, time and place as the directors may by notice to the shareholders appoint. If a quorum is present but sufficient votes in favor of any of the items are not received the Chairman of the Meeting or any shareholder who is present or represented and entitled to vote at the Meeting may propose one or more adjournments of the Meeting to permit further soliciting of proxies from the Company's shareholders. Any such adjournment will require the affirmative vote of the holders of a majority of the shares that are represented (in person or by proxy) at the Meeting to be adjourned. If the persons named in the enclosed proxy form are appointed as proxies, such proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders.

     The election of directors and the ratification of the selection of independent public accountants each requires the affirmative vote of a majority of the shares represented at the Meeting, whether in person or by proxy. Therefore, abstentions will have the effect of votes against those proposals. "Broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) are not expected to occur at the meeting because the proposals are considered routine matters, therefore, brokers and nominees have discretionary voting power on these matters.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Unless contrary instructions are given, if the persons named in the enclosed proxy form are appointed as a proxy, such persons will vote such proxy form for the election of the nominees listed below to serve as directors of the Company until the next Annual General Meeting of Shareholders. Each nominee was elected to serve as a director of the Company at the Annual General Meeting of Shareholders held on February 27, 2003. Each nominee has consented to serve if elected. In the event that any of the nominees is unable or declines to serve as a director, an event which the management of the Company does not anticipate, proxy forms may be voted at the Meeting for the election of another person in his stead. The following is a list of each nominee, their age, address, principal occupations and present positions, including any affiliations with the Company, the length of service to the Company and any other directorships held.

                              POSITION, TERM OF OFFICE(2)        PRINCIPAL OCCUPATION
NAME, ADDRESS(1) AND AGE      AND LENGTH OF TIME SERVED         DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS
--------------------------    ---------------------------     --------------------------    --------------------------
INTERESTED DIRECTORS*:

Robert J.A. Irwin, 76           Chairman of the Board           Chairman of the Board             Former director,
                                since 1993; Treasurer           since 1993; Treasurer               President and
                                     since 1999;                     since 1999;                   Chief Executive
                                   Director since                   Director since               Officer of Niagara
                                        1987                             1987                    Share Corporation.

Chester A. Crocker, 62         Director since February           James R. Schlesinger           Director of: Ashanti
                                 1996; United States            Professor of Strategic         Goldfields, Ltd.; First
                                   Secretary since            Studies, School of Foreign        Africa Holdings Ltd.
                                        1999                     Service, Georgetown              and Modern Africa
                                                                University; President           Growth & Income Fund
                                                                   of Crocker Group            (private equity fund);
                                                                    (consultants).            Chairman and Director of
                                                                                               United States Institute
                                                                                                      of Peace.

Ronald L. McCarthy, 70          Director and Managing           Director and Managing                   None
                                Director since 1988;           Director of the Company
                               South African Secretary        since 1988; South African
                                     since 2001                  Secretary since 2001

INDEPENDENT DIRECTORS:

Henry R. Breck, 66               Director since 1996           Chairman and director of          Director of Butler
                                                                 Ark Asset Management               Capital Corp.
                                                                Co., Inc. (registered
                                                                 investment adviser)

Harry M. Conger, 73              Director since 1984               Chairman and CEO            Director of Apex Silver
                                                                Emeritus of Homestake           Mines (silver mining
                                                                    Mining Company                    company).

Joseph C. Farrell, 68            Director since 1999          Former Chairman, President             Director of
                                                                    and CEO of The             Universal Corporation.
                                                                   Pittston Company
                                                                  (mineral products,
                                                                  transportation and
                                                                  security services)

                              POSITION, TERM OF OFFICE(2)        PRINCIPAL OCCUPATION
NAME, ADDRESS(1) AND AGE      AND LENGTH OF TIME SERVED         DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS
--------------------------    ---------------------------     --------------------------    --------------------------
James G. Inglis, 59              Director since 1998             Chairman of Melville           Director of Harding
                                                                  Douglas Investment        International Investments.
                                                                Management (Pty) Ltd.
                                                                     since 1997.

Malcolm W. MacNaught, 66         Director since 1998          Former Vice President and        Director of Meridian
                                                                 Portfolio Manager at            Gold Corporation.
                                                                Fidelity Investments.

Robert A. Pilkington, 58         Director since 1979            Investment banker and           Director of Avocet
                                                                 Managing Director of               Mining PLC.
                                                                UBS Securities, LLC or
                                                                predecessor companies
                                                                     since 1985.

A. Michael Rosholt, 83           Director since 1982           Chairman of the National         Former Chairman of
                                                                 Business Initiative            Barlow Rand Limited
                                                                  (South Africa), a         (financial, industrial and
                                                               non-profit organization.        mining corporation).

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(1)  The address for each director is c/o LGN Associates, P.O. Box 269, Florham
     Park, NJ 07932.
(2) Each director serves as a director of the Company until the next Annual General Meeting of Shareholders.
  * An "interested person" of the Company, as such term is defined in the Investment Company Act of 1940, by reason of being an officer of the Company.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information as of November 30, 2003 regarding the beneficial ownership of the Company's shares by each director, each executive officer and all directors and all executive officers as a group, including the dollar range of the value of equity securities of the Company beneficially owned by each director. The executive officers of the Company are also directors of the Company.

           NAME OF BENEFICIAL                 AMOUNT AND NATURE               DOLLAR RANGE OF
                  OWNER                 OF BENEFICIAL OWNERSHIP (1)(2)        SHARE OWNERSHIP
        -------------------------       ------------------------------     ---------------------
        INTERESTED DIRECTORS:
        Robert J.A. Irwin                            3,000                 Over $100,000
        Ronald L. McCarthy*                           None                 None
        Chester A. Crocker                             400                 $10,001-$50,000

        INDEPENDENT DIRECTORS:
        Henry R. Breck                               1,000                 $10,001-$50,000
        Harry M. Conger                              1,100                 $50,001-$100,000
        Joseph C. Farrell                            1,000                 $10,001-$50,000
        James G. Inglis*                              None                 None
        Malcolm W. MacNaught                         1,000                 $10,001-$50,000
        Robert A. Pilkington                         3,000                 Over $100,000
        A. Michael Rosholt*                           None                 None

        All Directors and
        Executive Officers as
        a group                                     10,500

----------
* As residents of South Africa, Messrs. McCarthy, Inglis and Rosholt are prohibited by the Company's organizational documents from owning any shares of the Company.
(1) Each individual has sole voting and investment power over the shares shown opposite his name except that Mr. Irwin has shared voting and investment power over 142 shares owned by his wife.
(2) The shares shown for each individual and for all directors and executive officers as a group constituted less than 1% of the Company's outstanding shares.

        Required Vote: The election of Directors requires the affirmative vote of a majority of the shares represented at the meeting.

The Directors unanimously recommend that you vote FOR Proposal No. 1.

     The Board of Directors has an Audit Committee, a Compensation Committee, an Ethics Committee and a Nominating Committee.

     The Audit Committee consists of Messrs. MacNaught (Chairman), Pilkington and Rosholt, each of whom is independent as defined in the New York Stock Exchange's listing standards. The Audit Committee acts pursuant to a written charter which is attached as Exhibit A. The responsibilities of the Audit Committee include overseeing (i) the Company's accounting and financial reporting policies and practices, (ii) the Company's internal control over financial reporting and procedures and (iii) the integrity, quality and objectivity of the Company's financial statements and the audit thereof. The Audit Committee is directly responsible for the selection (subject to ratification by a majority of the independent directors and by the shareholders), compensation, oversight and, when appropriate, termination of the Company's independent auditors, subject to the approval of the shareholders. The Audit Committee met following the Company's fiscal year-end to review the audited financial statements of the Company. Attached as Exhibit B is the report of the Audit Committee regarding the audited financial statements.

     The Compensation Committee consists of Messrs. Conger (Chairman), Inglis and Pilkington. The responsibilities of the Compensation Committee include reviewing and making recommendations to the Board of Directors regarding compensation to be provided to officers and directors.

     The Ethics Committee consists of Messrs. Farrell (Chairman), Breck and Crocker. The Ethics Committee is responsible for enforcing compliance by directors, officers and certain other persons with the Company's Code of Ethics adopted in accordance with Rule 17j-1 under the Investment Company Act of 1940.

     The Nominating Committee consists of Messrs. Pilkington (Chairman), Conger and Rosholt. The Nominating Committee is responsible for nominating individuals to serve as Directors of the Board and recommending Directors to serve on Committees of the Board.

           INFORMATION REGARDING THE COMPANY'S PROCESS FOR NOMINATING
                               DIRECTOR CANDIDATES

     Nominating Committee Charter. The Nominating Committee does not currently have a written charter. The Board has asked that a written charter be prepared for the Committee.

     Shareholder Communications. The Nominating Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the Chairman-Nominating Committee of ASA Limited c/o LGN Associates, P.O. Box 269, Florham Park, NJ 07932. No nominee recommendation has been received from a shareholder within the past 120 days.

     Nominee Qualifications. While there is no formal list of qualifications, the Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board's operations, such as a background in gold and other precious metals, finance, securities law, the workings of the securities markets, or investment advice. The Committee also considers whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Company operates. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

     Identifying Nominees. The Nominating Committee considers prospective candidates from any reasonable source. The Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of independent Board members for input. Any request by management to meet with the prospective candidate would be given appropriate consideration.

                         DIRECTOR ATTENDANCE AT MEETINGS

     Although the Company does not have a policy on director attendance at the Annual General Meetings of Shareholders, directors are encouraged to do so. Due to a late scheduling change by the Company, only 3 directors were able to attend the February 27, 2003 Annual General Meeting. The Annual General Meeting held on February 1, 2002 was attended by 9 of the 10 directors of the Company.

     During the fiscal year ended November 30, 2003 there were seven meetings of the Board of Directors, four meetings of the Audit Committee, one meeting of the Compensation Committee and three meetings of the Ethics Committee. Each director attended 75% or more of meetings of the Board of Directors and the Committees on which he served. The Nominating Committee was established subsequent to the end of the fiscal year ended November 30, 2003.

                               EXECUTIVE OFFICERS

     The current executive officers of the Company are Mr. Irwin, who has been Chairman of the Board since 1993 and Treasurer since 1999, Mr. McCarthy, who has been Managing Director since 1988 and South African Secretary since 2001 and Mr. Crocker who has been United States Secretary since 1999. Executive Officers are elected at the first Board of Directors' meeting after each annual meeting of shareholders to serve for the ensuing year.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Company does not know of any director, officer or beneficial owner of more than 10% of the Company's shares who failed to file on a timely basis, during the fiscal year ended November 30, 2003, reports required by Section 16(a) of the Securities Exchange Act of 1934.

                              ASA EDUCATIONAL TRUST

     The ASA Educational Trust (the Trust) was formed by a Deed of Trust between the Company and the Trust in 1988. The purpose of the Trust is to assist in the education and training of students in South Africa through the granting of scholarships, bursaries and/or stipends for use at institutions for secondary and tertiary education.

     During the fiscal year ended November 30, 2003, the Company contributed $117,300 to the Trust.

                          DIRECTOR/OFFICER COMPENSATION

     Each non-South African director receives an annual fee of $20,000 for his services as a director and a fee of $1,000 for each Board meeting that he attends. Each South African director receives the rand equivalent of $20,000 as an annual fee for his services as a director and the rand equivalent of $2,000 for each Board meeting that he attends. In addition, directors receive a fee of $1,000 for each committee meeting that they attend. The Chairman of the Audit Committee receives a meeting fee of $3,000. The Company pays to any retired director who served as a director for at least twelve years an annual retirement benefit equal to 75% of the annual directors' fee from time to time in effect. Directors retiring after attaining the age of 70 are entitled to such retirement benefit for life; directors retiring prior to attaining such age are entitled to such retirement benefit for the lesser of life or the number of years they served as a director.

     A summary of the compensation and benefits for the directors, and for each of the officers having aggregate compensation from the Company for the fiscal year ended November 30, 2003 in excess of $60,000, is shown below:

                                                           PENSION OR
                                                           RETIREMENT
                                                             BENEFITS       ESTIMATED         TOTAL
                                             AGGREGATE      ACCRUED AS        ANNUAL       COMPENSATION
                                           COMPENSATION      PART OF         BENEFITS      FROM COMPANY
                                               FROM          COMPANY           UPON          PAID FOR
NAME OF PERSON & POSITION                     COMPANY      EXPENSES(1)    RETIREMENT(2)     DIRECTORS
----------------------------------------   ------------   -------------   -------------   -------------
INTERESTED DIRECTORS:

Robert J.A. Irwin,                         $    316,450   $      41,562   $      60,000   $      25,750
 Chairman, Chief Executive
 Officer, Treasurer and Director

Ronald L. McCarthy,                        $     98,750              --   $      15,000   $      28,750
  Managing Director,
  South African Secretary
  and Director

Chester A. Crocker,                        $     27,750              --   $      15,000   $      27,750
  United States Secretary
  and Director

INDEPENDENT DIRECTORS:

Henry R. Breck,                            $     28,750              --   $      15,000   $      28,750
  Director

Harry M. Conger,                           $     24,750              --   $      15,000   $      24,750
  Director

Joseph C. Farrell,                         $     28,750              --   $      15,000   $      28,750
  Director

James G. Inglis,                           $     27,750                   $      15,000   $      27,750
  Director

Malcolm W. MacNaught,                      $     34,750              --   $      15,000   $      34,750
  Director

Robert A. Pilkington,                      $     29,750              --   $      15,000   $      29,750
  Director

A. Michael Rosholt,                        $     31,750                   $      15,000   $      31,750
  Director

----------
(1) In 1994, the Company entered into a supplemental non-qualified pension agreement with its Chairman. Under the terms of the agreement, the Company agreed to credit $25,000 per year for five years, beginning December 1, 1993, to a Supplemental Pension Account with interest credited at an annual rate of 3.5%. The Board of Directors approved increases in the amount of the annual credit as follows: $28,125 in May 1999; $31,250 in February 2002 and $45,000 in March 2003. As a result, the Company recorded an expense amount of $41,562 for the year ended November 30, 2003. The Company has also recorded an asset in the amount of $145,000 related to the retirement obligation liability of $315,900. The amount shown for Mr. Irwin includes the retirement benefits payable to him as a director and the amounts payable to him under the supplemental pension agreement for his benefit by the Company.
(2) All directors qualify to receive retirement benefits if they have served the Company for at least twelve years prior to retirement. The amount shown for each director is the total benefits which are or would be payable to such person assuming such director had served twelve years as of November 30, 2003.

              PROPOSALS 2a AND b: RATIFICATION OF THE SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has selected Ernst & Young LLP and Ernst & Young, Johannesburg, South Africa as the Company's independent public accountants to audit the accounts of the Company for the fiscal year ending November 30, 2004. The Board of Directors, including a majority of independent directors, has ratified their selection and has directed the submission of their selection to shareholders for ratification. Ernst & Young LLP and Ernst & Young, Johannesburg, South Africa have no direct or indirect interest in the Company, except in their capacity as the Company's independent public accountants.

     Ernst & Young LLP was selected as the Company's independent public accountant on July 25, 2002 to replace Arthur Andersen LLP. The Company's replacement of Arthur Andersen LLP and the selection of Ernst & Young LLP as its independent public accountant were recommended by the Company's Audit Committee and were approved by the Company's Board of Directors.

     The report on the financial statements audited by Arthur Andersen for the year ended November 30, 2001 for the Company did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

     During the fiscal year ended November 30, 2003, fees billed or expected to be billed by Ernst & Young LLP or Ernst & Young, Johannesburg, South Africa for the audit of the Company's financial statements for such year total $97,000 and $15,000 for tax services in connection with tax planning and review. An additional $25,000 in audit related fees is expected to be billed for services in connection with the review of documents filed with the SEC related to the relocation of the Company from South Africa to Bermuda. No fees were billed or are expected to be billed for financial information systems design and implementation or for any other fees.

     The Company's Audit Committee reviewed the services provided by Ernst & Young LLP and Ernst & Young, Johannesburg, South Africa and determined that Ernst & Young LLP and Ernst & Young, Johannesburg, South Africa are each independent of the Company.

     A representative of Ernst & Young LLP is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so. A representative of Ernst & Young, Johannesburg, South Africa will not be present at the meeting but will be available in the event any matter requires his or her attention.

Required Vote: The ratification of the selection of the Company's independent public accountants requires the affirmative vote of a majority of the shares represented at the meeting.

The Directors unanimously recommend that you vote FOR Proposals No. 2a and b.

                              SHAREHOLDER PROPOSALS

     In order for a shareholder proposal to be included in the Proxy Statement and Proxy for the 2005 Annual Meeting the proposal must be received no later than September 1, 2004.

     In the case of a shareholder who wishes to present a proposal for consideration at the 2005 Annual Meeting without inclusion of such proposal in the Company's Proxy Statement and Proxy, unless notice of such proposal is received by the Company no later than November 15, 2004, management proxies would be allowed to use their discretionary authority to vote on such proposal.

                                  OTHER MATTERS

     The management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters requiring a vote of shareholders arise, the persons named in the enclosed proxy form will, if appointed as proxy, vote thereon in accordance with their best judgment.

                                        ASA Limited

                                        Robert J.A. Irwin
                                           Chairman of the Board and Treasurer

December 30, 2003

                                                                       EXHIBIT A

                                   ASA LIMITED

                             AUDIT COMMITTEE CHARTER

A.   PURPOSE

The Audit Committee has been created to assist the Board of Directors in its oversight and monitoring of:

     1. the Company's accounting and financial reporting policies and practices;

     2. the Company's internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain of the Company's service providers;

     3. the integrity, quality and objectivity of the Company's financial statements and the independent audit thereof;

     4. the Company's independent auditors, including their qualifications, independence and performance;

     5.   the Company's compliance with legal and regulatory requirements.

Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In carrying out its responsibilities, the members of the Committee shall be entitled to rely, in good faith, on (1) the integrity of those persons and organizations inside and outside the Company from which the Committee receives information and (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations.

The Committee's function is oversight. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit. The independent auditors shall report directly to the Committee and are ultimately accountable to the Board of Directors and the Committee.

B.   COMMITTEE MEMBERSHIP

     1. Number. The Committee shall be comprised of at least three members of the Board of Directors.

     2. Independence. Each member of the Committee shall meet the independence requirements of the New York Stock Exchange ("NYSE") and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the applicable rules thereunder. No member of the Committee shall be an "interested person" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules thereunder) of the Company.

     3. Financial Literacy. Each member of the Committee shall be financially literate, as such qualification is determined by the Board of Directors in its business judgment (or shall become financially literate within a reasonable period of time after his or her appointment). At least one member of the Committee shall have accounting or related financial management expertise, as such qualification is determined by the Board of Directors in its business judgment. The Board of Directors shall determine whether any members of the Committee are "audit committee financial experts" as defined by applicable Securities and Exchange Commission ("SEC") rules.

     4. Chairman. Unless the Board of Directors appoints a Chair of the Committee, the Committee shall appoint a Chair.

     5. Compensation. The compensation of Committee members shall be set by the Board of Directors. No member may accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company (other than fees for serving on the Board of Directors or any committee thereof). The receipt of a fixed amount of pension or other form of deferred compensation from the Company for prior service (provided such compensation is not contingent in any way on continued service) is not considered a compensatory fee. The requirement that such amount be fixed does not preclude customary objectively determined adjustment provisions such as cost of living adjustments.

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     6.   Selection and Removal. Members of the Committee shall be appointed by the Board of Directors.

C.   MEETINGS AND PROCEDURES

     1. Meetings. The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but at least twice annually. Meetings may be called by the Chair of the Committee or by a majority of the Committee members. Meeting shall be chaired by the Chair of the Committee or, in the Chair's absence, by a member chosen by the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities which permit all persons participating in the meeting to hear or communicate with each other simultaneously. The Chair of the Committee, in consultation with the other Committee members, shall set meeting agendas and the places and times of the meetings consistent with this Charter. A majority of the members of the Committee shall constitute a quorum for the transaction of business. When more than two members are present, the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee, and when only two members are present, the unanimous vote of the two members shall constitute the act of the Committee.

          The Committee shall keep minutes of its meetings and provide copies of such minutes to the full Board for its review.

          The Committee shall meet periodically with management and with the independent auditors in separate executive sessions.

          The Committee may request any officer or employee of the Company or representatives of the Company's service providers, outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     2. Subcommittees. The Committee may delegate its authority to one or more subcommittees (including a subcommittee comprised of a single member) when it deems appropriate.

     3. Independent Advisers. The Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of the full Board, to retain special legal, accounting or other advisers.

     4. Funding. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or rendering other audit, review or attest services and to any advisers retained by the Committee and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

D.   AUTHORITY AND RESPONSIBILITIES

In addition to any other duties and responsibilities which may be assigned from time to time by the Board, the Committee shall be responsible for the following matters:

     Oversight of Independent Auditors

     1. Selection and Termination. The Committee shall be directly responsible for selecting, compensating, overseeing, evaluating and, when appropriate, terminating the Company's independent auditors (subject to the applicable requirements of the Investment Company Act and the rules and orders thereunder, including those pertaining to approval by disinterested directors and ratification by shareholders).

     2. Independence. The Committee shall review and evaluate the independent auditors' independence. In connection with this review and evaluation, the Committee shall at least annually obtain and review a report by the independent auditors describing all relationships between the independent auditors and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Committee shall discuss with the independent auditors any disclosed relationships or services that might impact the objectivity and independence of the auditors. The Committee shall consider whether:

               a.   the independent auditors should be rotated, and

               b. the lead audit or reviewing partner should be rotated more frequently than is required by law and applicable SEC rules.

     3. Qualifications. The Committee shall review and evaluate the independent auditors' qualifications, including considering whether the independent auditors' quality controls are adequate. In connection

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          with this review and evaluation, the Committee shall at least annually obtain and review a report by the independent auditors describing:

               a. the independent auditors' internal quality control procedures; and

               b. any material issues raised by (1) the most recent internal quality - control review, or peer review, of the firm, or
                    (2) any inquiry or investigation by governmental or professional authorities within the preceding five years regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

          The Committee shall review and evaluate the lead partner of the independent auditor team.

     4. Pre-approval of Audit and Non-audit Services. Except as provided in the next sentence, the Committee shall have the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the deminimis exceptions for non-audit services described in Section 10A(i)(1)B of the Exchange Act which are approved by the Committee prior to the completion of the audit. If the Committee has delegated its pre-approval authority to a subcommittee, any decision of the subcommittee shall be presented to the full Committee at its next scheduled meeting. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service.

     5. Compensation. The Committee shall approve all audit and non-audit fees of the independent auditor.

     6. Hiring of Employees of Independent Auditors. The Committee shall recommend to the full Board policies for the Company's hiring of current or former employees of the independent auditors who participated in any capacity in the audit of the company.

     7. Oversight. The independent auditors shall report directly to the Committee and the Committee shall be directly responsible for oversight of the work of the independent auditors, including resolution of disagreements between the Company's management and the independent auditors regarding financial reporting. In connection with its oversight role, the Committee shall:

               a. review and discuss with the independent auditors the planning, scope and staffing of the independent auditors' audits; and

               b. obtain assurance from the independent auditors that Section 10A of the Exchange Act has not been implicated.

Financial Statement and Disclosure Matters

     8. Review and Discussion of Audited Financial Statements. The Committee shall review the Company's financial statements sent to shareholders and filed with the SEC. In connection with the review of the annual audited financial statements the Committee shall:

               a.   Discuss with management and the independent auditors:

                      . significant issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles;

                      . any major issues as to the adequacy of the Company's internal control over financial reporting and any steps adopted in light of significant or material control deficiencies;

                      . any analyses or other communications (whether written or oral) prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including the development, selection and disclosure of critical accounting policies and analysis of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements;

                      . the effect of regulatory and accounting initiatives on the Company's financial statements;

                      .  related-party transactions; and

                      . any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

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               b.   Review the bases of accounting and valuation for marketable securities and, when applicable, the method of determining fair value for securities for which a market price is not available.

               c. Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

               d. Discuss with the Company's legal counsel legal matters that may have a material effect on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

               e. In conjunction with the Chairman of the Board, review the Company's internal controls over financial reporting and disclosure controls and procedures, including whether there are any significant deficiencies or material weaknesses in the design or operation of such internal control over financial reporting, any corrective action taken with regard to such deficiencies or weaknesses and any fraud involving management or other employees with a significant role in such internal control over financial reporting.

               f. Recommend to the full Board whether the annual audited financial statements should be included in the Company's annual report to be sent to shareholders and filed with the SEC.

               g. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

               h. Discuss generally the Company's earnings releases with officers of the Company.

     9.   Procedures for Complaints - the Committee shall:

               a.   Establish procedures for:

                      . the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

                      . the confidential, anonymous submission by employees of the Company and its service providers of concerns regarding questionable accounting or auditing matters.

               b. Review any significant complaints regarding accounting, internal accounting controls or auditing matters received pursuant to such procedures.

     10. Risk Management. The Committee shall discuss with management the Company's major financial risk exposure and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

E.   REPORTING TO THE BOARD

     1. Reports to the Board. The Committee shall make regular reports to the full board. Such reports shall include a review of any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company's independent auditors and any other matters that the Committee deems appropriate or is requested to be included by the Board.

     2. Charter. The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

     3. Self-evaluation. The Committee shall evaluate its own performance annually.

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                                                                       EXHIBIT B

                             AUDIT COMMITTEE REPORT

                                   ASA LIMITED

     The Audit Committee of the Board of Directors of ASA Limited (the Company) has reviewed the Company's audited financial statements for the fiscal year ended November 30, 2003. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited financial statements. In addition, the Audit Committee has discussed with the Company's independent auditors, Ernst & Young LLP, the matters required pursuant to SAS 61 and has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with Ernst & Young LLP the independence of Ernst & Young LLP.

     Based on this review and discussion, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report for the fiscal year ended November 30, 2003.

     This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent as defined in the New York Stock Exchange's listing standards.

Malcolm W. MacNaught (Chairman)

Robert A. Pilkington

A. Michael Rosholt

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